EXHIBIT 3.1

Virginia Electric and Power Company

Restated Articles of Incorporation, As Amended

As In Effect On May 6, 1999

i

Table of Contents

		Page

I.	Name	1

II.	Purposes	1

III.	Stock	1

	Division A – Preferred Stock	2

	1. Issuance in Series	2

	2. Dividends	3

	3. Preference on Liquidation, etc.	4

	4. Redemption and Purchase	5

	5. Restrictions on Certain Corporate Action	7

	Majority vote or consent of Preferred Stock required (and sufficient) to:

	(a) Authorize or issue any Senior Stock	7

	(b) Authorize or issue any Parity Stock	7

	(c) Increase the number of authorized shares of Preferred Stock	7

	(d) Authorize or issue certain convertible securities	7

	(e) Amend Article III so as to affect any preferences or rights of Preferred Stock	7

	(f) Reduce the amount of capital represented by the Preferred Stock or, except as stated, reduce the amount of capital represented by the Junior Stock	8

	(g) Issue authorized but unissued Preferred Stock unless:

	(i) after such issuance, capital represented by Preferred Stock, Senior Stock and Parity Stock does not exceed capital represented by Common Stock; and	8

	(ii) stated income requirements are met	8

	(h) Merge, consolidate or sell assets as an entirety, except as stated	10

	No vote of Preferred Stock of any series required for issuance of securities to retire all the Preferred Stock of such series	10

	6. Voting Rights	10

	No right to vote except (a) as provided by (5) above, (b) as required by Virginia law and (c) that if dividends for one year shall become in arrears, the Preferred Stock may elect a majority of the Board of Directors	10

	Special meetings upon accrual or termination of right of Preferred Stock to elect directors	11

	Filling vacancies between meetings	11

	Removal of directors	12

	Preferred Stock not to receive notice of meetings unless entitled to vote	12

	Action that may be taken by either class in absence of quorum of other	12

	Preferred Stock to vote as a single class except as stated	13

	7. Series of Preferred Stock	13

	(a) $5 Dividend Preferred Stock	13

	(b) $4.04 Dividend Preferred Stock	14

	(c) $4.20 Dividend Preferred Stock	15

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	(d) $4.12 Dividend Preferred Stock	15

	(e) $4.80 Dividend Preferred Stock	16

	(f) $7.72 Dividend Preferred Stock	17

	(g) $7.45 Dividend Preferred Stock	18

	(h) $7.20 Dividend Preferred Stock	19

	(i) $7.72 Dividend Preferred Stock (1972 Series)	20

	(j) $7.325 Dividend Preferred Stock	20

	(k) $8.40 Dividend Preferred Stock	22

	(l) $8.20 Dividend Preferred Stock	24

	(m) $8.60 Dividend Preferred Stock	27

	(n) $8.625 Dividend Preferred Stock	29

	(o) $8.925 Dividend Preferred Stock	32

	(p) $10.25 Dividend Preferred Stock	36

	(q) $7.58 Dividend Preferred Stock	38

	Division B – Common Stock	40

	1. Dividends	40

	2. Distribution of	40

	3. Voting Rights	41

	4. Purchase of Junior Stock	41

	Division C – General Provisions	41

	1. Additional issues by Board of Directors	41

	2. Determination of reserves and dividends by Board of Directors	41

	3. No pre-emptive right	42

	4. One vote for each share of any class entitled to vote; quorum; plurality vote	42

	5. Allocation to surplus of part of consideration for additional stock	42

IV.	Office	42

V.	Directors	42

	Number of Directors to be fixed by Bylaws	42

	Vacancies on the Board of Directors	42

VI.	Indemnification	43

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I.    Name.

The name of the Corporation is Virginia Electric and Power Company.

II.    Purposes.

The purpose of the Corporation is to engage in the business of a public service company, including the business of a general electric, power and lighting company, with all the rights, powers and privileges conferred by the constitution and laws of the Commonwealth of Virginia as they now are or may hereafter exist;

And in addition thereto, the Corporation shall have and enjoy all of the rights, powers and privileges granted to or conferred upon railway, light and power companies by the laws of the Commonwealth of Virginia; the powers set forth in or conferred by the charter of the Corporation and all the powers set forth in the charter, articles of association or certificates of incorporation, as amended, of each and every other predecessor corporation.

III.    Stock.

The Corporation shall have authority to issue 10,000,000 shares of Preferred Stock.

The Corporation shall have authority to issue 300,000 shares of Common Stock.

The number of authorized shares of the Corporation of any class may be increased or decreased in the manner and subject to the conditions and limitations prescribed by the laws of the Commonwealth of Virginia, as they now or may hereafter exist, and subject to the provisions hereinafter contained.

The description of said classes of stock, and the designations, preferences and voting powers of such classes of stock, or restrictions or qualifications thereof, and the terms on which such stock is to be issued (together with certain related provisions for the regulation of the business and for the conduct of the affairs of the Corporation) shall be as hereinafter in Divisions A, B, and C set forth.

Division A—Preferred Stock

1.
Issuance in Series.    The Board of Directors is hereby empowered to cause the Preferred Stock of the Corporation to be issued in series with such of the variations permitted by clauses (a)-(f), both inclusive, of this Section 1 as shall have been determined by the Board of Directors with respect to any series prior to the issue of any shares of such series, and to reclassify any of the authorized but unissued Preferred Stock of a particular series as shares, or additional shares, of any other series whether then or theretofore created (except any series as to which it shall have been otherwise provided at the time of creating such series), subject, however, to the provisions of Sections 2-6, both inclusive, of this Division A, which shall apply to all series of the Preferred Stock of the Corporation.

The	shares of the Preferred Stock of different series may vary as to:

(a)	The designation of such series, which may be by distinguishing number, letter or title;

(b)
The rate or rates (which may be fixed or variable) at which dividends are payable on the shares of such series, hereinafter referred to as the “dividend rate”, and the dividend payment dates of the shares of such series;

(c)
The price payable in respect of the shares of such series, if and when redeemable, in case of the redemption thereof, which price in respect of any series may, but need not, vary according to the time or circumstances of such action, said price or prices being hereinafter referred to as the “redemption price”;

(d)
The amount payable in respect of the shares of such series in case of liquidation, dissolution or winding up of the Corporation, the amount or amounts so fixed being hereinafter referred to as the “liquidation price”, and the amount payable, if any, in addition to the liquidation price for such series in case such action be voluntary, the amount or amounts so fixed being hereinafter referred to as the “liquidation premium”; which amounts in respect of any series may, but need not, vary according to the time or circumstances of such action;

(e)	The amount of the sinking fund, if any, providing for the purchase or redemption of the shares of such series; and

(f)
The right, if any, to convert the shares of such series into shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and the rate or basis, time, manner and conditions of conversion or the method by which the same shall be determined.

The shares of all series of Preferred Stock shall be equal in all respects except as, consistently with this Section 1, shall have been otherwise determined by the Board of Directors prior to the issuance thereof. All shares of Preferred Stock of each series shall be equal in all respects.

2.
Dividends.    The holders of the Preferred Stock of each series shall be entitled to receive, if and when declared payable by the Board of Directors, dividends in lawful money of the United States of America at, but not exceeding, the dividend rate or rates (which may be fixed or variable) for such series, payable on such dates as shall be prescribed for such series. Such dividends shall be cumulative (but dividends in arrears shall not bear interest) and no dividends shall be declared or paid upon or set apart for Junior Stock (which term means, for the purpose of this Article, the Common Stock and stock of any other class hereafter created ranking junior to the Preferred Stock in respect of dividends or assets) unless and until full dividends on the outstanding Preferred Stock at the dividend rate or rates therefor shall have been paid or declared and set apart for payment with respect to all past dividend periods and the current dividend period. Dividends on all shares of the Preferred Stock of each series shall commence to accrue and be cumulative from the date of the initial issue of any shares of such series; but (a) all dividends declared payable to the holders of record of Preferred Stock of any series as of a date on which shares of Preferred Stock of such series are owned by the Corporation shall be deemed to have been paid in respect of such shares owned by the Corporation on such date, and (b) in the event of the issuance of additional shares of Preferred Stock of any series subsequent to the date of the initial issuance of shares of such series, all dividends declared payable to the holders of record of Preferred Stock of such series as of a date prior to such additional issuance shall be deemed to have been paid in respect of the additional shares so issued. Unless full dividends with respect to all past dividend periods on the outstanding Preferred Stock at the dividend rate or rates therefor shall have been paid or declared and set apart for payment, no dividends shall be declared on the Preferred Stock of any series unless dividends are declared on the Preferred Stock of all series then outstanding in proportion to the aggregate amounts of the deficiencies in payment of such full dividends for the respective series.

The terms “current dividend period” and “past dividend period”, for the purposes of this Article, mean, if two or more series of Preferred Stock having different dividend periods are at the time outstanding, the current dividend period or any past dividend period, as the case may be, with respect to each such series.

3.
Preference on Liquidation, etc.    In the event of any liquidation, dissolution or winding up of the Corporation, the holders of the Preferred Stock of each series shall be entitled to receive, for each share thereof, the liquidation price for such series, plus, in case such liquidation, dissolution or winding up shall have been voluntary, the liquidation premium for such series, if any, together in all cases with a sum equal to all dividends accrued or in arrears thereon, before any distribution of the assets shall be made to holders of Junior Stock; but the holders of the Preferred Stock shall be entitled to no further participation in such distribution. If, upon any such liquidation, dissolution or winding up, the assets distributable among the holders of the Preferred Stock shall be insufficient to permit the payment of the full preferential amounts aforesaid, then such assets shall be distributed among the holders of the Preferred Stock then outstanding, ratably in proportion to the full preferential amounts to which they are respectively entitled. The expression “dividends accrued or in arrears” means, for the purposes of this Section 3 and of Section 4 of this Division A, in respect of each share of the Preferred Stock of any series, that amount which shall be equal to simple interest upon the sum of one hundred dollars at an annual rate equal to the percentage that the dividend rate or rates for such series is of one hundred dollars, from the date from which cumulative dividends thereon commence to accrue to the date as of which the computation is to be made, less the aggregate amount of all dividends theretofore paid or deemed to have been paid. Nothing in this Section 3 shall be deemed to prevent the purchase, acquisition or other retirement by the Corporation of shares of its Junior Stock consistently with the restrictions of Section 4 of this Division A, and no such purchase, acquisition or other retirement of shares of its Junior Stock shall be deemed to be a liquidation, dissolution or winding up of the Corporation. A merger of the Corporation into any other corporation, or merger of any other corporation into the Corporation, or consolidation of the Corporation with any other corporation or a sale or transfer of the property of the Corporation as or substantially as an entirety shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

4.
Redemption and Purchase.    The Corporation may, at its option expressed by resolution of its Board of Directors, at any time or from time to time, redeem the whole or any part of the Preferred Stock or of any series thereof which is at the time redeemable, at the redemption price for such series, together with a sum equal to all dividends accrued or in arrears thereon. Notice of any proposed redemption of the Preferred Stock shall be given by publication at least once in one newspaper printed in the English language and customarily published on each business day and, wherever published, of general circulation in the City of Richmond, Commonwealth of Virginia, and in one newspaper printed in the English language and customarily published on each business day and, wherever published, of general circulation in the Borough of Manhattan, the City of New York, the publication in each such newspaper to be at least thirty (30) days, and not more than ninety (90) days, prior to the date fixed for such redemption. Notice of any proposed redemption of Preferred Stock shall also be given by the Corporation by mailing a copy of such notice, at least thirty (30) days, and not more than ninety (90) days, prior to the date fixed for such redemption, to the holders of record of the Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation; but neither failure to mail such copy nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Preferred Stock so to be redeemed. In case of the redemption of a part only of any series of the Preferred Stock at the time outstanding, the Corporation shall select by lot or pro rata the shares so to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which, and the terms and conditions upon which, the shares of the Preferred Stock shall be redeemed from time to time.

On or at any time before the redemption date, the Corporation shall deposit in trust, for the account of the holders of the shares to be redeemed, funds necessary for such redemption with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, the City of New York, and having, or being a part of a bank holding company group having, capital, surplus and undivided profits aggregating at least $500,000,000, or organized under the laws of the United States of America or of the Commonwealth of Virginia, doing business in the City of Richmond and having, or being a part of a bank holding company group having, capital, surplus and undivided profits aggregating at least $75,000,000, designated or to be designated in such notice of redemption. Upon completing the publication as hereinabove provided of the notice of such redemption or upon the earlier delivery to said bank or trust company of irrevocable authorization and direction to begin promptly and complete such publication of notice, then all shares with respect to the redemption of which such deposit shall have been made and such publication completed or authorization therefor given shall, whether or not the certificates therefor shall have been surrendered for cancellation, be deemed no longer to be outstanding for any purpose, and all rights with respect to such shares shall thereupon cease and terminate, except only the right of the holders of the certificates for such shares to receive, out of the funds so deposited in trust, from and after the date of such deposit, the amount payable upon the redemption thereof, without interest. At the expiration of five years after the redemption date any such moneys then remaining on deposit with such bank or trust company shall be paid over to the Corporation, free of trust, and thereafter the holders of the certificates for such shares shall have no claims against such bank or trust company, but only claims as unsecured creditors against the Corporation, or against the Commonwealth of Virginia or as otherwise provided by law in the event of escheat by law, for amounts equal to their pro rata shares of the moneys so paid over without interest.

The Corporation may also from time to time purchase or otherwise acquire for a consideration shares of its Preferred Stock at a price or prices per share not exceeding the price at which the same may be redeemed plus the usual and customary brokerage commissions paid in connection with the purchase thereof.

The Corporation shall not, however, at any time redeem, purchase or otherwise acquire for a consideration less than the whole of its then outstanding Preferred Stock, or redeem, purchase, or otherwise acquire for a consideration any shares of any class of stock ranking on a parity with the Preferred Stock in respect of dividends or assets (such stock being hereinafter referred to as “Parity Stock”), or redeem, purchase, or otherwise acquire for a consideration any shares of Junior Stock, unless full dividends at the dividend rate or rates therefor with respect to all past dividend periods and the current dividend period in which the date fixed for such redemption, purchase or other acquisition shall fall shall have been paid or declared and set apart for payment on all shares of Preferred Stock then outstanding and not then to be redeemed, purchased or so acquired. Shares of Preferred Stock redeemed, or purchased or otherwise acquired by the Corporation and cancelled, shall be retired, but such retirement shall not reduce the maximum authorized amount of the Preferred Stock. If shares of Preferred Stock purchased or otherwise acquired by the Corporation shall be held in its treasury, such shares may from time to time be sold as the Board of Directors may determine consistently with the restrictions of Section 5 of this Division A.

5.
Restrictions on Certain Corporation Action.    So long as any shares of the Preferred Stock shall remain outstanding, the Corporation shall not, without the affirmative vote of a majority of the shares of the Preferred Stock represented at a meeting at which a quorum exists, called for such purpose but upon such vote, and upon any requisite consent or vote of the holders of the shares of the Common Stock then outstanding, may:

(a)
Authorize or issue any stock ranking prior to the Preferred Stock in respect of dividends or assets (such stock being hereinafter referred to as “Senior Stock”), except the issue of Senior Stock upon conversion of obligations or securities convertible into, or upon exercise of warrants, rights or options to purchase or subscribe to, Senior Stock;

(b)
Authorize or issue any Parity Stock, except the issue of Parity Stock upon conversion of obligations or securities convertible into, or upon exercise of warrants, rights or options to purchase or subscribe to, Parity Stock;

(c)	Increase the number of authorized shares of the Preferred Stock;

(d)	Authorize or issue any obligation or security convertible into, or any warrants, rights or options to purchase or subscribe to, shares of Senior Stock, Preferred Stock or Parity Stock;

(e)
Amend the provisions of this Article so as to change the designation, rights, preferences or limitations of the Preferred Stock; provided, however, that if any such amendment would change the designation, rights, preferences or limitations of the holders of one or more, but not all, of the series of the Preferred Stock at the time outstanding, such consent of the holders of a majority of the number of shares constituting a quorum of the series affected shall also be required; or

(f)
Reduce the amount of capital represented by the outstanding Preferred Stock; or reduce the aggregate amount of capital represented by Junior Stock below the aggregate amount of capital represented by the outstanding Preferred Stock, Senior Stock and Parity Stock, except in a case where any State or Federal regulatory body having jurisdiction shall have required or permitted the Corporation to reduce the book value of any of its assets and, in connection therewith, the amount of capital represented by Junior Stock shall be reduced by an amount or amounts not exceeding in the aggregate the amount of such reduction in book value of assets.

(g)	Issue any shares of its then authorized but unissued Preferred Stock, unless:

(i)
The amount of capital represented by the outstanding Preferred Stock, Senior Stock and Parity Stock to be outstanding immediately after the issue, sale or other disposition of such shares, shall not exceed the amount of capital represented by the Common Stock, together with the sum of premiums on capital stock and surplus; and

(ii)
The following earnings limitation shall be satisfied: (x) the net income of the Corporation, less dividend requirements on Senior Stock, for any twelve consecutive calendar months within the fifteen calendar months immediately preceding the month within which such shares are to be issued, sold or otherwise disposed of, shall have been at least two and one-half times the dividend requirements for a twelve months’ period upon all shares of Preferred Stock and Parity Stock to be outstanding immediately after the issue, sale or other disposition of such shares, but excluding from the foregoing computation interest charges on all indebtedness, and dividends on all shares of Senior Stock, to be retired through the issue, sale or other disposition of such shares; and (y) the sum of the net income of the Corporation and the interest charges deducted in arriving at such net income shall be at least one and one-half times the sum of the interest requirements for a twelve months’ period on all debt to be outstanding, and the dividend requirements for a twelve months’ period upon all shares of Preferred Stock, Parity Stock and Senior Stock to be outstanding, immediately after the proposed issue, sale or other disposition of such shares. The net income of the Corporation for the purposes of this clause (ii) shall be calculated in accordance with such system of accounts as may be prescribed by governmental authorities having jurisdiction in the premises or in the absence thereof in accordance with recognized accounting practice applicable to companies engaged in a business similar to that of the Corporation, except that if the Corporation shall have acquired, within or after the particular period for which the calculation of net income is made (such period being hereinafter sometimes referred to as the calculation period), any plant or system, including any property used in connection therewith, which was not constructed or erected by or for the Corporation and which prior to the purchase or acquisition thereof by the Corporation had been used or operated by others than the Corporation (such plant or system being hereinafter sometimes referred to as an acquired plant or system), or in case the proceeds of the proposed issue, sale or other disposition are to be used to acquire any plant or system of similar character, then, in computing the net income of the Corporation there shall be included, to the extent that they may not have been otherwise included, the net earnings or net losses (computed as if such plant or system had been owned by the Corporation during the whole of the calculation period, and computed so as to eliminate all inter-company items, if any) of such acquired plant or system, or of the plant or system of similar character to be acquired for the whole of the calculation period, and if such plant or system was acquired in exchange for any properties of the Corporation as a going concern, plant or system, the net earnings or net losses of such latter property shall be excluded pursuant to the requirements of the next sentence hereinbelow. In case during or after the calculation period the Corporation shall have sold any part of its properties as a going concern, plant or system, then, in computing the net income of the Corporation, the net earnings or net losses of such property for the whole of the calculation period, or for the portion thereof up to the time of the sale, as the case may be, shall be excluded to the extent practicable on the basis of actual net earnings or net losses of such property or on the basis of such estimates of the net earnings or net losses of such property as shall be made pursuant to the next sentence hereinbelow. The net earnings or net losses of any operating properties so acquired or to be acquired or so sold as a going concern, plant or system shall, except to the extent that they may, consistently with the above requirements, have been separately kept, be determined, consistently with the above requirements, by an estimate made and certified to the Corporation by an independent accountant or firm of independent accountants selected and paid by it. Net earnings or net losses of any acquired plant or system, or of any plant or system of similar character to be acquired, or of any part of the properties of the Corporation that shall have been sold as a going concern, plant, or system, shall, for the purposes of this clause (ii), mean the net income or net income deficit, respectively, of such plant or system or properties.

(h)
Merge the Corporation into any other corporation, merge any other corporation into the Corporation, consolidate the Corporation with any other corporation or sell or transfer the property of the Corporation as or substantially as an entirety, unless such merger, consolidation, sale or transfer, or the issuance or assumption of all securities to be issued or assumed in connection therewith, shall have been ordered, approved or permitted by the State Corporation Commission of Virginia or any regulatory authority of the United States having jurisdiction in the premises; provided that the provisions of this clause shall not apply to a purchase or other acquisition by the Corporation of the assets or franchises of another corporation, or to any other transaction which does not include such a merger, consolidation, sale or transfer of property.

Notwithstanding anything elsewhere in this Article, if in connection with the accomplishment of any matter whatever provision is to be made for the redemption or retirement of all of the Preferred Stock of any series at the time outstanding, (x) nothing in this Article shall be construed to confer on the holders of the Preferred Stock of such series any power or right to vote in respect of any such matter, and (y) the holders of the Preferred Stock of such series shall not have any power or right to vote in respect of any such matter except where, and to the extent that, a right to vote which can not be waived by the terms hereof is conferred by then existing laws of the Commonwealth of Virginia on holders of non-voting stock.

6.	Voting Rights. The holders of the Preferred Stock shall not be entitled to vote except as follows:

(a)	As expressly provided in the preceding Section 5; and

(b)	In proceedings as to which a right to vote which cannot be waived by the terms hereof is conferred by then existing laws of the Commonwealth of Virginia on holders of non-voting stock; and

(c)
If and when dividends on any of the outstanding Preferred Stock shall be in default in an amount equivalent to full dividends for one year or more, there shall accrue to holders of outstanding shares of Preferred Stock the right, as a class, to elect the smallest number of directors necessary to constitute a majority of the full board and such holders shall retain such right until full dividends on the outstanding Preferred Stock at the dividend rate or rates therefor with respect to all past dividend periods and the current dividend period shall have been paid or declared and set apart for payment, at which time such right shall terminate.

So long as holders of the Preferred Stock shall have the right, voting as a class, to elect a majority of the directors under the terms of clause (c) of the first sentence of this Section 6, the holders of the Common Stock voting as a class shall be entitled to elect the remaining directors.

Whenever the holders of Preferred Stock shall acquire the right to elect a majority of the directors under the terms of clause (c) of the first sentence of this Section 6, a special meeting of the Shareholders shall be called by or on the written request of the holders of not less than ten percent (10%) of the total number of shares of Preferred Stock then outstanding, for the purpose of electing a new Board of Directors, to be held on not less than ten (10) nor more than sixty (60) days’ notice, provided, however, that no special meeting shall be called if an annual meeting of the Shareholders is to be held within sixty (60) days after the holders of the Preferred Stock shall have become entitled to exercise such voting right. The terms of office of all persons who may be directors of the Corporation at the time shall terminate upon any election of directors by the holders of Preferred Stock in accordance with these provisions, regardless of whether or not the holders of the Common Stock shall have elected the remaining directors of the Corporation; and unless and until such remaining directors of the Corporation shall be elected by the holders of the Common Stock, the number of directors, for the purpose of determining the existence of a quorum or the validity of any action taken, shall, notwithstanding any other provisions hereof, be deemed to be the number of directors elected by the holders of the Preferred Stock.

Whenever the holders of Preferred Stock shall have ceased to have the right to elect a majority of the directors under the terms of clause (c) of the first sentence of this Section 6, a special meeting of the Shareholders shall be called by or on the written request of the holders of not less than ten percent (10%) of the total number of shares of Common Stock then outstanding, for the purpose of electing a new Board of Directors, to be held on not less than ten (10) nor more than sixty (60) days’ notice, provided, however, that no such special meeting shall be called if an annual meeting of the Shareholders is to be held within sixty (60) days after the holders of the Preferred Stock shall have ceased to be entitled to exercise such voting right. The terms of office of all persons who may be directors of the Corporation at the time shall terminate upon any election of directors by the holders of Common Stock in accordance with the provisions of this paragraph.

If, during any interval between meetings of Shareholders for the election of directors while the holders of Preferred Stock shall be entitled to elect any director pursuant to this Section 6, the number of directors in office who have been elected by the holders of the Preferred Stock or Common Stock, as the case may be, shall become less than the total number of directors which the holders of shares of such class are entitled to elect, whether by reason of the resignation, death or removal of any director or directors, or an increase in the total number of directors, the vacancy or vacancies shall be filled by a majority vote of the remaining directors then in office who were elected by the holders of shares of such class or whose predecessors were so elected.

Any director may be removed from office by vote of the holders of a majority of the shares of the class of stock voted for his election or for his predecessor in cases where such director was elected by other directors. A special meeting of holders of shares of any class may be called by a majority vote of the directors then in office who were elected by the holders of shares of such class or whose predecessors were so elected, for the purpose of removing a director in accordance with the provisions of the preceding sentence, and shall be called by or on the written request of the holders of not less than twenty percent (20%) of the outstanding shares of the class entitled to vote with respect to the removal of any such director, to be held on not less than ten (10) nor more than sixty (60) days’ notice.

The holders of Preferred Stock shall not be entitled to receive notice of any meeting of holders of any class of stock at which they are not entitled to vote, except as notice to holders of non-voting stock may be required by the laws of the Commonwealth of Virginia.

At any meeting of Shareholders when the holders of the Preferred Stock shall be entitled to vote for the election of directors, the absence of a quorum of the holders of the Preferred Stock or of the holders of Common Stock shall not prevent an election at any such meeting or adjournment thereof of directors by the other such class if the necessary quorum of the holders of stock of such other class is present in person or by proxy at such meeting. In the absence of a quorum of the holders of stock of either such class, a majority of those holders of the stock of such class who are present in person or by proxy shall have power to adjourn the election of the directors to be elected by such class from time to time without notice other than announcement at the meeting until the holders of the requisite number of shares of such class shall be present in person or by proxy.

Except when some provision of law shall be controlling and except as otherwise provided in clause (e) of Section 5 of this Division A, whenever shares of two or more series of the Preferred Stock are outstanding, no particular series of the Preferred Stock shall be entitled to vote as a separate class on any matter and all shares of the Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which the vote of the shareholders of the Corporation by classes may now or hereafter be required.

7.	Series of Preferred Stock.

(a)
$5 Dividend Preferred Stock. The first series of Preferred Stock is designated as “$5 Dividend Preferred Stock”; the dividend rate on the shares of such series shall be $5 per share per annum; the dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year; the redemption price of the shares of such series shall be $112.50 per share on and after March 20, 1953; the liquidation price of the shares of such series shall be $100 per share; and the liquidation premium of the shares of such series shall be $12.50 per share on and after March 20, 1953. 106,677 shares of the Preferred Stock are classified as $5 Dividend Preferred Stock. All such shares shall be deemed to have been issued on May 26, 1944, except that shares issued in conversion of script certificates for Preferred Stock of Virginia Railway and Power Company shall be deemed to have been issued as of the respective dates of the surrender of such script certificates therefor.

(b)	$4.04 Dividend Preferred Stock.

(i)	The distinctive serial designation of such series shall be “$4.04 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of such series shall be $4.04 per share per annum. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1950. All shares of such series issued prior to the record date for the dividend payable June 20, 1950, shall be deemed to have been issued on March 14, 1950, and dividends shall be cumulative from that date.

(iii)	The redemption price of the shares of such series shall be $102.27 per share on and after March 20, 1960.

(iv)	The liquidation price of the shares of such series shall be $100 per share; and the liquidation premium of the shares of such series shall be $2.27 per share on and after March 20, 1960.

(v)	The shares of such series shall not be entitled to any sinking fund or right of conversion.

(vi)
Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation. The shares of $4.04 Dividend Preferred Stock shall not have any special rights other than those specified herein or elsewhere in the Articles of Incorporation of the Corporation.

(vii)
12,926 shares of the Preferred Stock are classified as $4.04 Dividend Preferred Stock. This number may be increased or, upon retirement of shares, may be decreased, by filing articles of amendment to that effect.

(c)	$4.20 Dividend Preferred Stock.

(i)	The distinctive serial designation of such series shall be “$4.20 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of such series shall be $4.20 per share per annum. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1951. All shares of such series issued prior to the record date for the dividend payable June 20, 1951, shall be deemed to have been issued on March 14, 1951, and dividends shall be cumulative from that date.

(iii)	The redemption price of the shares of such series shall be $102.50 per share on and after March 20, 1961.

(iv)	The liquidation price of the shares of such series shall be $100 per share; and the liquidation premium of the shares of such series shall be $2.50 per share on and after March 20, 1961.

(v)	The shares of such series shall not be entitled to any sinking fund or right of conversion.

(vi)
Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation. The shares of $4.20 Dividend Preferred Stock shall not have any special rights other than those specified herein or elsewhere in the Articles of Incorporation of the Corporation.

(vii)
14,797 shares of the Preferred Stock are classified as $4.20 Dividend Preferred Stock. This number may be increased or, upon retirement of shares, may be decreased by filing articles of amendment to that effect.

(d)	$4.12 Dividend Preferred Stock.

(i)	The distinctive serial designation of such series shall be “$4.12 Dividend Preferred Stock, 1955 Series”.

(ii)
The dividend rate on the shares of such series shall be $4.12 per share per annum. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning March 20, 1956. All shares of such series issued prior to the record date for the dividend payable March 20, 1956, shall be deemed to have been issued on December 15, 1955, and dividends shall be cumulative from that date.

(iii)	The redemption price of the shares of such series shall be $103.73 per share on and after January 1, 1966.

(iv)	The liquidation price of the shares of such series shall be $100 per share; and the liquidation premium of the shares of such series shall be $3.73 per share on and after January 1, 1966.

(v)	The shares of such series shall not be entitled to any sinking fund or right of conversion.

(vi)
Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation. The shares of $4.12 Dividend Preferred Stock, 1955 Series, shall not have any special rights other than those specified herein or elsewhere in the Articles of Incorporation of the Corporation.

(vii)
32,534 shares of the Preferred Stock are classified as $4.12 Dividend Preferred Stock, 1955 Series. This number may be increased, or upon retirement of shares, may be decreased by filing articles of amendment to that effect.

(e)	$4.80 Dividend Preferred Stock.

(i)	The distinctive serial designation of such series shall be “$4.80 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of such series shall be $4.80 per share per annum. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning September 20, 1962. The date of the initial issue of shares of such series shall be August 1, 1962, and dividends shall be cumulative from that date.

(iii)	The redemption price of the shares of such series shall be $101.00.

(iv)
The liquidation price of the shares of such series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of such series shall be $1.00.

(v)	The shares of such series shall not be entitled to any sinking fund or right of conversion.

(vi)
Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation. The shares of $4.80 Dividend Preferred Stock shall not have any special rights other than those specified herein and in the Articles of Incorporation.

(vii)
73,206 shares of the Preferred Stock are classified as $4.80 Dividend Preferred Stock. This number may be increased or, upon retirement of shares, may be decreased by filing articles of amendment to that effect.

(f)	$7.72 Dividend Preferred Stock.

(i)	The distinctive serial designation of such series shall be “$7.72 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of such series shall be $7.72 per share per annum. Dividends shall be cumulative from June 12, 1969. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning September 20, 1969.

(iii)	The redemption price of the shares of such series shall be $101.50.

(iv)
The liquidation price of the shares of such series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of such series shall be $1.50.

(v)	The shares of such series shall not be entitled to any sinking fund or right of conversion.

(vi)
Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of $7.72 Dividend Preferred Stock shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

(vii)
350,000 shares of the Preferred Stock are classified as $7.72 Dividend Preferred Stock. This number may be increased or, upon retirement of shares, may be decreased by filing articles of amendment to that effect.

(g)	$7.45 Dividend Preferred Stock.

(i)	The distinctive serial designation of such series shall be “$7.45 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of such series shall be $7.45 per share per annum. Dividends shall be cumulative from March 25, 1971. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1971.

(iii)	The redemption price of the shares of such series shall be $101.

(iv)
The liquidation price of the shares of such series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of such series shall be $1.00.

(v)	The shares of such series shall not be entitled to any sinking fund or right of conversion.

(vi)
Except as above provided, the shares of such series shall have all the designations, preferences and voting power, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of $7.45 Dividend Preferred Stock shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

(vii)
400,000 shares of the Preferred Stock are classified as $7.45 Dividend Preferred Stock. This number may be increased or, upon retirement of shares, may be decreased by filing articles of amendment to that effect.

(h)	$7.20 Dividend Preferred Stock.

(i)	The distinctive serial designation of such series shall be “$7.20 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of such series shall be $7.20 per share per annum. Dividends shall be cumulative from February 24, 1972. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1972.

(iii)	The redemption price of the shares of such series shall be $101.

(iv)
The liquidation price of the shares of such series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of such series shall be $1.00.

(v)	The shares of such series shall not be entitled to any sinking fund or right of conversion.

(vi)
Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of $7.20 Dividend Preferred Stock shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

(vii)
450,000 shares of the Preferred Stock are classified as $7.20 Dividend Preferred Stock. This number may be increased or, upon retirement of shares, may be decreased by filing articles of amendment to that effect.

(i)	$7.72 Dividend Preferred Stock (1972 Series).

(i)	The distinctive serial designation of such series shall be “$7.72 Dividend Preferred Stock (1972 Series)”.

(ii)
The dividend rate on the shares of such series shall be $7.72 per share per annum. Dividends shall be cumulative from October 4, 1972. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning December 20, 1972.

(iii)	The redemption price of the shares of such series shall be $101.

(iv)
The liquidation price of the shares of such series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of such series shall be $1.00.

(v)	The shares of such series shall not be entitled to any sinking fund or right of conversion.

(vi)
Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of $7.72 Dividend Preferred Stock (1972 Series) shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

(vii)
500,000 shares of the Preferred Stock are classified as $7.72 Dividend Preferred Stock (1972 Series). This number may be increased or, upon retirement of shares, may be decreased by filing articles of amendment to that effect.

(j)	$7.325 Dividend Preferred Stock.

(i)	The distinctive serial designation of the $7.325 Series shall be “$7.325 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of the $7.325 Series shall be $7.325 per share per annum. Dividends shall be cumulative from March 6, 1973. The dividend payment dates on the shares of the $7.325 Series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1973.

(iii)	The redemption price of the shares of the $7.325 Series in optional redemption shall be $103 per share through March 31, 1988, and $101 thereafter.

(iv)
The liquidation price of the shares of the $7.325 Series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of the $7.325 Series shall be $3.00 per share through March 31, 1988, and $1.00 thereafter.

(v)	The shares of the $7.325 Series shall not be entitled to any right of conversion.

(vi)
The shares of the $7.325 Series shall be entitled to a sinking fund. The Corporation will on April 1, 1984, and on each April 1 thereafter through April 1, 2008, out of net assets legally available therefore, redeem at the price of $100 per share 4% of the shares originally issued. The sinking fund shall be cumulative so that if on any such April 1 the net assets of the Corporation legally available therefore shall be insufficient to permit such mandatory redemption payment in full, the amount of such deficiency shall be applied to the redemption of shares of the $7.325 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock or any Junior Stock shall be purchased, redeemed or otherwise acquired by the Corporation. The Corporation will have the non-cumulative option to as much as double any such mandatory redemption payment.

(vii)
Except as above provided, the shares of the $7.325 Series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $7.325 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

(viii)
616,000 shares of the Preferred Stock are classified as $7.325 Dividend Preferred Stock. This number may be increased, or upon retirement of shares, may be decreased by filing articles of amendment to that effect.

(k)	$8.40 Dividend Preferred Stock.

(i)	The distinctive serial designation of the $8.40 Series shall be “$8.40 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of the $8.40 Series shall be $8.40 per share per annum. Dividends shall be cumulative from March 12, 1974. The dividend payment dates on the shares of the $8.40 Series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1974.

(iii)
The redemption price of the shares of the $8.40 Series in optional redemption shall be $105.60 per share through March 31, 1985; thereafter through March 31, 2004, an amount per share reduced on each April 1 by $0.28 from the redemption price on the preceding March 31; and $100 per share after March 31, 2004.

(iv)
The liquidation price of the shares of the $8.40 Series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of the $8.40 Series shall be an amount per share equal to the premium over $100 at the time payable in optional redemption.

(v)	The shares of the $8.40 Series shall not be entitled to any right of conversion.

(vi)
The shares of the $8.40 Series shall be entitled to a sinking fund. The Corporation will on April 1, 1985, and on each April 1 thereafter through April 1, 2009, out of net assets legally available therefor under applicable provisions of the laws of Virginia, redeem at the price of $100 per share 32,000 shares of the $8.40 Series (or the number of shares of the $8.40 Series then outstanding if less than 32,000); provided that if the Corporation shall purchase any shares pursuant to an offer in accordance with paragraph (vii) below, then the number of shares required to be redeemed on each April 1 thereafter (after giving effect to any prior reduction pursuant to this proviso) shall be reduced by a number which bears (to the nearest full number) the same relation to the number of shares otherwise required to be redeemed as aforesaid as the aggregate number of shares so purchased (since the then most recent reduction) bears to the aggregate number of shares outstanding immediately prior to giving effect to such purchase. The sinking fund shall be cumulative so that if on any such April 1, the net assets of the Corporation legally available therefor shall (A) be insufficient to permit payment in full of such mandatory redemption payment, the amount of such deficiency shall be paid and applied to the redemption of shares of the $8.40 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit payment in full of such mandatory redemption payment and all mandatory sinking fund payments due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock, the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. The Corporation will have the non-cumulative option on any aforesaid April 1 to as much as double any such mandatory redemption payment, provided that the aggregate number of shares redeemed pursuant to this option shall not exceed 200,000. No redemption of shares of the $8.40 Series pursuant to paragraph (iii) above or pursuant to the foregoing non-cumulative option shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by this paragraph (vi).

(vii)
The Corporation shall not redeem, purchase or otherwise acquire for a consideration any shares of the $8.40 Series except by a redemption thereof pursuant to paragraph (iii) or paragraph (vi) above or by a purchase thereof pursuant to an offer to purchase made upon the same terms to all holders of shares of $8.40 Series, which offer shall require the Corporation to purchase pro rata, as nearly as practicable, among the shares tendered, shall remain open for a period of at least thirty (30) days after copies thereof have been mailed as set forth below and may contain such other terms as the Corporation elects. Such offer shall be given by registered mail to the holders of record of the shares of the $8.40 Series at their respective addresses appearing on the books of the Corporation. No shares of the $8.40 Series shall be purchased pursuant to any such offer between the date of the giving of notice of any redemption pursuant to paragraph (iii) or paragraph (vi) above and the date fixed for such redemption.

(viii)
Except as above provided, the shares of the $8.40 Series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $8.40 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

(ix)
736,000 shares of the Preferred Stock are classified as $8.40 Dividend Preferred Stock. This number may not be increased but, upon retirement of shares, it may be decreased by filing articles of amendment to that effect.

(x)	No shares of the $8.40 Series redeemed, purchased or otherwise acquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as shares of the $8.40 Series.

(l)	$8.20 Dividend Preferred Stock.

(i)	The distinctive serial designation of the $8.20 Series shall be “$8.20 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of the $8.20 Series shall be $8.20 per share per annum. Dividends shall be cumulative from the date of issue of the shares of the $8.20 Series. The dividend payment dates on the shares of the $8.20 Series shall be March 20, June 20, September 20 and December 20 of each year beginning December 20, 1977.

(iii)	The redemption price of the shares of the $8.20 Series in optional redemption shall be $100 per share plus a premium from time to time as follows:

Time Period	Premium Per Share
Prior to September 21, 1987	$15.00
September 21, 1987-September 20, 1988	4.10
September 21, 1988-September 20, 1989	3.69
September 21, 1989-September 20, 1990	3.28
September 21, 1990-September 20, 1991	2.87
September 21, 1991-September 20, 1992	2.46
September 21, 1992-September 20, 1993	2.05
September 21, 1993-September 20, 1994	1.64
September 21, 1994-September 20, 1995	1.23
September 21, 1995-September 20, 1996	.82
September 21, 1996-September 19, 1997	.41

(iv)
The liquidation price of the shares of the $8.20 Series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of the $8.20 Series shall be an amount equal to the premium per share which would be payable in an optional redemption pursuant to paragraph (iii) above.

(v)	The shares of the $8.20 Series shall not be entitled to any right of conversion.

(vi)
The shares of the $8.20 Series shall be entitled to a sinking fund. The Corporation shall on September 20, 1983, and on each September 20 thereafter through September 20, 1996, out of net assets legally available therefor, redeem at the price of $100 per share 5% of the number of shares originally issued and on September 20, 1997 shall redeem all shares still outstanding. The sinking fund shall be cumulative so that if on any such September 20 the net assets of the Corporation legally available therefor shall (A) be insufficient to permit any such mandatory redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $8.20 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit any such mandatory redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock, the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. No redemption of shares of the $8.20 Series pursuant to paragraph (iii) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by this paragraph (vi).

(vii)
The Corporation shall not redeem, purchase or otherwise acquire for consideration any shares of the $8.20 Series except by a redemption thereof pursuant to paragraph (iii) or paragraph (vi) above or by a purchase thereof pursuant to an offer to purchase made upon the same terms to all holders of shares of the $8.20 Series, which offer shall require the Corporation to purchase pro rata, as nearly as practicable, among the shares tendered, and shall remain open for a period of at least thirty (30) days after copies thereof have been mailed as set forth below and may contain such other terms as the Corporation elects. Such offer shall be given by registered mail to the holders of record of the shares of the $8.20 Series at their respective addresses appearing on the books of the Corporation. No shares of the $8.20 Series shall be purchased pursuant to any such offer between the date of the giving of notice of any redemption pursuant to paragraph (iii) or paragraph (vi) above and the date fixed for such redemption.

(viii)
Except as above provided, the shares of the $8.20 Series shall have all the designations, preferences and voting powers, and restrictions or qualification thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $8.20 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

(ix)
600,000 shares of the Preferred Stock are classified as $8.20 Dividend Preferred Stock. No more than 600,000 shares of the $8.20 Dividend Preferred Stock may be issued. Upon retirement of shares, this number may be decreased by filing articles of amendment to that effect.

(x)	No shares of the $8.20 Series redeemed, purchased or otherwise acquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as shares of the $8.20 Series.

(m)	$8.60 Dividend Preferred Stock.

(i)	The distinctive serial designation of the $8.60 Series shall be “$8.60 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of the $8.60 Series shall be $8.60 per share per annum. Dividends shall be cumulative from December 21, 1977. The dividend payment dates on the shares of the $8.60 Series shall be March 20, June 20, September 20 and December 20 of each year beginning March 20, 1978.

(iii)	The redemption price of the shares of the $8.60 Series in optional redemption shall be $100 per share plus a premium from time to time as follows:

Time Period	Premium Per Share
Prior to December 19, 1987	$7.00
December 20, 1987-December 19, 1992	5.00
December 20, 1992-December 19, 1997	3.00
and thereafter without premium.

(iv)
The liquidation price of the shares of the $8.60 Series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of the $8.60 Series shall be an amount equal to the premium per share which would be payable in an optional redemption pursuant to paragraph (iii) above.

(v)	The shares of the $8.60 Series shall not be entitled to any right of conversion.

(vi)
The shares of the $8.60 Series shall be entitled to a sinking fund. The Corporation shall on December 20, 1978, and on each December 20 thereafter through December 20, 2010, out of net assets legally available therefor, redeem by lot at the price of $100 per share 3% of the number of shares originally issued and on December 20, 2011 shall redeem all shares still outstanding. The sinking fund shall be cumulative so that if on any such December 20 the net assets of the Corporation legally available therefor shall (A) be insufficient to permit any such mandatory redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $8.60 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit any such mandatory redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock, the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. No redemption of shares of the $8.60 Series pursuant to paragraph (iii) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by this paragraph (vi).

(vii)
Except as above provided, the shares of the $8.60 Series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $8.60 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

(viii)	299,768 shares of the Preferred Stock are classified as $8.60 Dividend Preferred Stock. This number may be increased or, upon the non-issue or retirement of shares, may be decreased by filing articles of amendment to that effect.

(n)	$8.625 Dividend Preferred Stock.

(i)	The distinctive serial designation of the $8.625 Series shall be “$8.625 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of the $8.625 Series shall be $8.625 per share per annum. Dividends shall be cumulative from the date of initial issue of the shares of the $8.625 Series. The dividend payment dates on the shares of the $8.625 Series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1978.

(iii)
The redemption price of the shares of the $8.625 Series in optional redemption shall be $100 per share plus (except in the case of redemptions pursuant to the fourth sentence of the following paragraph (vi)) a premium from time to time as follows:

Time Period	Premium Per Share
Prior to June 20, 1987	$5.75
June 21, 1987-June 20, 1988	5.40
June 21, 1988-June 20, 1989	5.04
June 21, 1989-June 20, 1990	4.68
June 21, 1990-June 20, 1991	4.32
June 21, 1991-June 20, 1992	3.96
June 21, 1992-June 20, 1993	3.60
June 21, 1993-June 20, 1994	3.24
June 21, 1994-June 20, 1995	2.88
June 21, 1995-June 20, 1996	2.52
June 21, 1996-June 20, 1997	2.16
June 21, 1997-June 20, 1998	1.80
June 21, 1998-June 20, 1999	1.44
June 21, 1999-June 20, 2000	1.08
June 21, 2000-June 20, 2001	0.72
June 21, 2001-June 20, 2002	0.36

After June 20, 2002 provided, however, that said shares shall not be optionally redeemable pursuant to this paragraph (iii) through June 20, 1988, as a part of, or in anticipation of, a refunding operation involving the application, directly or indirectly, of the proceeds (A) from the incurring of indebtedness, or incident to the incurring of rental or other obligations, or from the sale of Senior Stock, Preferred Stock or Parity Stock, in any case at an effective cost of money to the Corporation of less than 8.625% per annum, or (B) from the sale of Junior Stock.

(iv)
The liquidation price of the shares of the $8.625 Series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of the $8.625 Series shall be an amount equal to the premium per share which would be payable in an optional redemption pursuant to paragraph (iii) above.

(v)	The shares of the $8.625 Series shall not be entitled to any right of conversion.

(vi)
The shares of the $8.625 Series shall be entitled to a sinking fund. The Corporation shall on June 20, 1984, and on each June 20 thereafter through June 20, 2002, out of net assets legally available therefor, redeem at the price of $100 per share 5% of the number of shares originally issued and on June 20, 2003 shall redeem all shares still outstanding. The sinking fund shall be cumulative so that if on any such June 20 the net assets of the Corporation legally available therefor shall (A) be insufficient to permit any such mandatory redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $8.625 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit any such mandatory redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock, the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. The Corporation at its option may on any June 20 on or after June 20, 1984 to and including June 20, 2002 redeem at the price of $100 per share, without payment of any premium, an additional number of shares constituting a multiple of 500 up to but not exceeding the aggregate number of shares required by the second sentence of this paragraph (vi) to be redeemed on such date (or such lesser number of shares as shall at the time constitute the total number of shares at the time outstanding and not theretofore redeemed); provided, however, that such option shall be noncumulative so that the failure to redeem any shares pursuant to this sentence on any June 20 shall not increase the number of shares which the Corporation shall be entitled to redeem pursuant hereto on any subsequent June 20; and, provided further, that the maximum number of shares which may be redeemed in all redemptions pursuant to this sentence shall be 33.75% of the number of shares of the $8.625 Series originally issued. No redemption of shares of the $8.625 Series pursuant to the foregoing sentence or to paragraph (iii) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by the second sentence of this paragraph (vi).

(vii)
The Corporation shall not redeem, purchase or otherwise acquire for a consideration any shares of the $8.625 Series except by a redemption thereof pursuant to paragraph (iii) or paragraph (vi) above or by a purchase thereof pursuant to an offer to purchase made upon the same terms to all holders of shares of the $8.625 Series, which offer shall require the Corporation to purchase pro rata, as nearly as practicable, among the shares tendered, and shall remain open for a period of at least thirty (30) days after copies thereof have been mailed as set forth below and may contain such other terms as the Corporation elects. Such offer shall be given by registered mail to the holders of record of the shares of the $8.625 Series at their respective addresses appearing on the books of the Corporation. No shares of the $8.625 Series shall be purchased pursuant to any such offer between the date of the giving of notice of any redemption pursuant to paragraph (iii) or paragraph (vi) above and the date fixed for such redemption.

(viii)
Except as above provided, the shares of the $8.625 Series shall have all the designations, preferences and voting powers, and restrictions and qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $8.625 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

(ix)
296,000 shares of the Preferred Stock are classified as $8.625 Dividend Preferred Stock. No more than 370,000 shares of the $8.625 Dividend Preferred Stock may be issued. Upon retirement of shares, this number may be decreased by filing articles of amendment to that effect.

(x)	No shares of the $8.625 Series redeemed, purchased or otherwise acquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as shares of the $8.625 Series.

(o)	$8.925 Dividend Preferred Stock.

(i)	The distinctive serial designation of the $8.925 Series shall be “$8.925 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of the $8.925 Series shall be $8.925 per share per annum. Dividends shall be cumulative from the date of initial issue of the shares of the $8.925 Series. The dividend payment dates on the shares of the $8.925 Series shall be March 20, June 20, September 20 and December 20 of each year beginning December 20, 1979.

(iii)
The redemption price of the shares of the $8.925 Series in optional redemption shall be $100 per share plus (except in the case of redemptions pursuant to the fourth sentence of the following paragraph (vi)) a premium from time to time as follows:

Time Period	Premium Per Share
Prior to September 20, 1987	$6.85
September 21, 1987-September 20, 1988	6.55

Time Period	Premium Per Share
September 21, 1988-September 20, 1989	6.25
September 21, 1989-September 20, 1990	5.95
September 21, 1990-September 20, 1991	5.66
September 21, 1991-September 20, 1992	5.36
September 21, 1992-September 20, 1993	5.06
September 21, 1993-September 20, 1994	4.76
September 21, 1994-September 20, 1995	4.47
September 21, 1995-September 20, 1996	4.17
September 21, 1996-September 20, 1997	3.87
September 21, 1997-September 20, 1998	3.57
September 21, 1998-September 20, 1999	3.28
September 21, 1999-September 20, 2000	2.98
September 21, 2000-September 20, 2001	2.68
September 21, 2001-September 20, 2002	2.38
September 21, 2002-September 20, 2003	2.09
September 21, 2003-September 20, 2004	1.79
September 21, 2004-September 20, 2005	1.49
September 21, 2005-September 20, 2006	1.19
September 21, 2006-September 20, 2007	0.90
September 21, 2007-September 20, 2008	0.60
September 21, 2008-September 20, 2009	0.30
After September 20, 2009	0.00

provided, however, that said shares shall not be optionally redeemable pursuant to this paragraph (iii) through September 20, 1989, as a part of, or in anticipation of, a refunding operation involving the application, directly or indirectly, of the proceeds (A) from the incurring of indebtedness, or incident to the incurring of rental or other obligations, or from the sale of Senior Stock, Preferred Stock or Parity Stock, in any case at an effective cost of money to the Corporation of less than 8.925% per annum, or (B) from the sale of Junior Stock.

(iv)	The liquidation price of the shares of the $8.925 Series shall be $100 per share.

(v)	The shares of the $8.925 Series shall not be entitled to any right of conversion.

(vi)
The shares of the $8.925 Series shall be entitled to a sinking fund. The Corporation shall on September 20, 1984, and on each September 20 thereafter through September 20, 2009, out of net assets legally available therefor, redeem at the price of $100 per share 10,500 of the shares of the $8.925 Series originally issued and on September 20, 2010 shall redeem all shares still outstanding. The sinking fund shall be cumulative so that if on any such September 20 the net assets of the Corporation legally available therefor shall (A) be insufficient to permit any such mandatory redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $8.925 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit any such mandatory redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock, the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. The Corporation at its option may on any September 20 on or after September 20, 1984 to and including September 20, 2009 redeem at the price of $100 per share, without payment of any premium, an additional number of shares constituting a multiple of 500 up to but not exceeding the aggregate number of shares required by the second sentence of this paragraph (vi) to be redeemed on such date (or such lesser number of shares as shall at the time constitute the total number of shares at the time outstanding and not theretofore redeemed); provided, however, that such option shall be noncumulative so that the failure to redeem any shares pursuant to this sentence on any September 20 shall not increase the number of shares which the Corporation shall be entitled to redeem pursuant hereto on any subsequent September 20; and, provided further, that the maximum number of shares which may be redeemed in all redemptions pursuant to this sentence shall be 95,000 of the shares of the $8.925 Series originally issued. No redemption of shares of the $8.925 Series pursuant to the foregoing sentence or pursuant to paragraph (iii) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by the second sentence of this paragraph (vi).

(vii)
The Corporation shall not redeem, purchase or otherwise acquire for a consideration any shares of the $8.925 Series except by a redemption thereof pursuant to paragraph (iii) or paragraph (vi) above or by a purchase thereof pursuant to an offer to purchase made upon the same terms to all holders of shares of the $8.925 Series (but the Corporation need not make such offer to holders of shares of the $8.925 Series which have been registered under the Securities Act of 1933, as amended, or any successor statute, or any such shares issued in exchange or substitution for such shares or in any subsequent exchange or substitution), which offer shall require the Corporation to purchase pro rata, as nearly as practicable, among the shares tendered, and shall remain open for a period of at least thirty (30) days after copies thereof have been mailed as set forth below and may contain such other terms as the Corporation elects. Such offer shall be given by registered mail to the holders of record of the shares of the $8.925 Series entitled to tender shares of the $8.925 Series thereunder at their respective addresses appearing on the books of the Corporation. No shares of the $8.925 Series shall be purchased pursuant to any such offer between the date of the giving of notice of any redemption pursuant to paragraph (iii) or paragraph (vi) above and the date fixed for such redemption.

(viii)
Except as above provided, the shares of the $8.925 Series shall have all the designations, preferences   and voting powers, and restrictions or qualifications thereof, expressed in the Articles of   Incorporation of the Corporation as heretofore amended. The shares of the $8.925 Series shall not   have any special rights other than those specified herein and in the Articles of Incorporation as   heretofore amended.

(ix)
248,500 shares of the Preferred Stock are classified as $8.925 Dividend Preferred Stock. No more than 280,000 shares of the $8.925 Dividend Preferred Stock may be issued. Upon retirement of shares, this number may be decreased by filing articles of amendment to that effect.

(x)	No shares of the $8.925 Series redeemed, purchased or otherwise acquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as shares of the $8.925 Series.

(p)	$10.25 Dividend Preferred Stock.

(i)	The distinctive serial designation of the $10.25 Series shall be “$10.25 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of the $10.25 Series shall be $10.25 per share per annum. Dividends shall be cumulative from the date of initial issue of the shares of the $10.25 Series. The dividend payment dates on the shares of the $10.25 Series shall be March 20, June 20, September 20 and December 20 of each year, beginning June 20, 1984.

(iii)
The $10.25 Series shall be subject to mandatory redemption by the Corporation on April 20, 1991 at the redemption price of $100 per share, plus accrued and unpaid dividends. The $10.25 Series shall not be optionally redeemable prior to April 21, 1988. The redemption price of the shares of the $10.25 Series in optional redemption (the Optional Redemption Price) on and after April 21, 1988 shall be $100 per share plus an amount equal to accrued and unpaid dividends and a premium from time to time as follows:

Time Period	Premium Per Share
April 21, 1988-April 20, 1989	$4.00
April 21, 1989-April 20, 1990	2.00
April 21, 1990-April 20, 1991	1.00

(iv)
The involuntary liquidation price of the shares of the $10.25 Series shall be $100 per share plus accrued and unpaid dividends. The voluntary liquidation price shall be $105 per share plus accrued and unpaid dividends until April 21, 1988 and the Optional Redemption Price thereafter.

(v)	The shares of the $10.25 Series shall not be entitled to any right of conversion.

(vi)
The shares of the $10.25 Series shall be entitled to a sinking fund. The Corporation shall redeem 50,000 shares on April 20, 1989, shall redeem 150,000 shares on April 20, 1990 and shall redeem the remaining 50,000 shares on April 20, 1991, out of net assets legally available therefor, at the price of $100 per share plus accrued and unpaid dividends. The sinking fund shall be cumulative so that if on any such April 20 the net assets of the Corporation legally available therefor shall (A) be insufficient to permit any such mandatory redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $10.25 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock (as defined in the Articles of Incorporation of the Corporation as heretofore amended) or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit any such mandatory redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock (as defined in the Articles of Incorporation of the Corporation as heretofore amended), the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. No optional redemption of shares of the $10.25 Series pursuant to paragraph (iii) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by this paragraph (vi).

(vii)
Except as above provided, the shares of the $10.25 Series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $10.25 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation, as heretofore amended.

(viii)
There are classified as $10.25 Dividend Preferred Stock 250,000 shares of the Preferred Stock. No more than 250,000 shares of the $10.25 Dividend Preferred Stock may be issued. Upon retirement of shares of the $10.25 Series, this number may be decreased by filing articles of amendment to that effect.

(ix)	No shares of the $10.25 Series redeemed, purchased or otherwise acquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as shares of the $10.25 Series.

(q)	$7.58 Dividend Preferred Stock.

(i)	The distinctive serial designation of the $7.58 Series shall be “$7.58 Dividend Preferred Stock”.

(ii)
The dividend rate on the shares of the $7.58 Series shall be $7.58 per share per annum. Dividends shall be cumulative from the date of initial issue of the shares of the $7.58 Series. The dividend payment dates on the shares of the $7.58 Series shall be March 20, June 20, September 20 and December 20 of each year, beginning September 20, 1986.

(iii)
The liquidation price of the shares of the $7.58 Series shall be $100 per share. The liquidation premium payable in addition to the liquidation price in the event of a voluntary liquidation, dissolution or winding up of the Corporation will be $7.58 per share prior to June 20, 1992, and $3.79 per share on and after June 20, 1992 and prior to June 20, 1993. Shares of the $7.58 Series shall not be entitled to a liquidation premium thereafter.

(iv)
The $7.58 Series shall not be optionally redeemable (except to the extent otherwise provided for redemption in liquidation) prior to June 20, 1991. The redemption price of the shares of the $7.58 Series in optional redemption on and after June 20, 1991 shall be $100 per share plus a premium, in the case of an optional redemption prior to June 20, 1993, from time to time as follows:

Optional Redemption

Time Period	Premium Per Share
June 20, 1991-June 19, 1992	$7.58
June 20, 1992-June 19, 1993	3.79

(v)	The shares of the $7.58 Series shall not be entitled to any right of conversion or any pre-emptive right to acquire any other security.

(vi)
The shares of the $7.58 Series shall be entitled to a mandatory sinking fund. The Corporation shall on June 20 in each year commencing in 1992 redeem 120,000 shares of the $7.58 Series out of net assets legally available therefor, at the price of $100 per share plus accrued and unpaid dividends. The sinking fund shall be cumulative so that if on any such sinking fund redemption date the net assets of the Corporation legally available therefor shall (A) be insufficient to permit any such mandatory sinking fund redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $7.58 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock (as defined in the Corporation’s Articles of Incorporation as amended) or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit any such mandatory sinking fund redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock (in each case as defined in the Corporation’s Articles of Incorporation as amended), the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. No optional redemption of shares of the $7.58 Series pursuant to subparagraph (iv) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by this subparagraph (vi). The Corporation at its option on each sinking fund redemption date may redeem on a non-cumulative basis through the sinking fund not more than 120,000 additional shares of said series upon the same terms.

(vii)
Except as otherwise provided, the shares of the $7.58 Series shall have all the designations, preferences, limitations and relative rights and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $7.58 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

(viii)
There are classified as the series of $7.58 Dividend Preferred Stock 600,000 shares of the Preferred Stock. No more than 600,000 shares of the $7.58 Series may be issued. Upon retirement of shares of the $7.58 Series, this number may be decreased by filing articles of amendment to that effect.

(ix)	No shares of the $7.58 Series redeemed, purchased or otherwise acquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as shares of the $7.58 Series.

Division B – Common Stock

1.
Dividends.    Out of any assets of the Corporation available for dividends remaining after full dividends on the outstanding Preferred Stock at the dividend rate or rates therefor, together with the full additional amount required by any participation right, with respect to all past dividend periods and the current dividend period shall have been paid or declared and set apart for payment and all mandatory sinking fund payments that shall have become due in respect of any series of the Preferred Stock shall have been made, then, and not otherwise, dividends may be paid upon the Common Stock.

2.
Distribution of Assets.    In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of the Preferred Stock the full preferential amounts to which they are respectively entitled under the provisions of Section 3 of Division A hereof, the holders of the Preferred Stock shall have no claim to any of the remaining assets of the Corporation. In the event of any liquidation, dissolution or winding up of the Corporation the Board of Directors may, after satisfaction of the rights of the holders of all shares of Preferred Stock or the deposit in trust of money adequate for such satisfaction, distribute in kind to the holders of the Common Stock all then remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any of such remaining assets of the Corporation and receive payment therefor wholly or partly in cash and/or in stock and/or in obligations and may sell all or any part of the consideration received therefor and distribute all or the balance thereof in kind to the holders of the Common Stock.

3.
Voting Rights.    The holders of the Common Stock shall, to the exclusion of the holders of the Preferred Stock have the sole and full power to vote for the election of directors and for all other purposes without limitation except only as otherwise recited or provided in clauses (a), (b) or (c) of Section 6 of Division A hereof.

4.
Purchase of Junior Stock.    Subject to the provisions of Section 4 of Division A hereof, the Corporation may from time to time purchase or otherwise acquire for a consideration or redeem (if permitted by the terms thereof) shares of Common Stock or shares of any other class of stock hereafter created ranking junior to the Preferred Stock in respect of dividends or assets and any shares so purchased or acquired may be held or disposed of by the Corporation from time to time for its corporate purposes or may be retired as provided by law.

Division C – General Provisions

1.
Any and all shares of Preferred Stock and Common Stock of the Corporation, at the time authorized but not issued and outstanding may be issued and disposed of by the Board of Directors of the Corporation in any lawful manner, consistently, in the case of shares of Preferred Stock, with the requirements of clause (g) of Section 5 of Division A hereof, at any time and from time to time, for such considerations as may be fixed by the Board of Directors of the Corporation.

2.
The Board of Directors shall have authority from time to time to set apart out of any assets of the Corporation otherwise available for dividends a reserve or reserves as working capital or for any other proper purpose or purposes, and to reduce, abolish or add to any such reserve or reserves from time to time as said board may deem to be in the interests of the Corporation; and said board shall likewise have power to determine in its discretion what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared as dividends and paid to the Shareholders of the Corporation.

3.
No Shareholder shall have any pre-emptive right to acquire unissued shares of the Corporation or to acquire any securities convertible into or exchangeable for such shares or to acquire any options, warrants or rights to purchase such shares.

4.
Each holder of record of outstanding shares of any class of stock entitled to vote at any meeting of Shareholders, or of holders of any class of stock, shall, as to all matters in respect of which such stock has voting power, be entitled to one vote for each share of such stock held by him, as shown by the stock books of the Corporation, and may cast such vote in person or by proxy. Except as herein expressly provided, or mandatorily provided by the laws of the Commonwealth of Virginia, a quorum of any class of stock entitled to vote as a class at any meeting shall consist of a majority of such class, and a plurality vote of such quorum shall govern.

5.
The Board of Directors of the Corporation may, by resolution, determine that only a part of the consideration which it is to receive for any shares of stock which it shall issue shall be capital and that the balance of such consideration (not greater, however, than the excess of such consideration over the par value, if any, of such shares) shall be capital surplus of the Corporation.

IV. Office.

The principal office of the Corporation in the Commonwealth of Virginia is located in the City of Richmond.

V. Directors.

The number of Directors shall be fixed by the Bylaws.

If the office of any Director shall become vacant, the Directors, at the time in office, whether or not a quorum, may, by a majority vote of the Directors then in office, choose a successor or successors who shall hold office for the unexpired term or until the authorized number of Directors is decreased. Vacancies resulting from an increase in the number of Directors shall be filled in the same manner.

VI.    Indemnification.

1.
To the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers, a Director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages.

2.
To the full extent permitted and in the manner prescribed by the Virginia Stock Corporation Act and any other applicable law, the Corporation shall indemnify a Director or officer of the Corporation who is or was party to any proceeding by reason of the fact that he is or was such a Director or officer or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Board of Directors is hereby empowered by majority vote of a quorum of disinterested Directors, to contact in advance to indemnify any Director or officer.

3.
The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to cause the Corporation to indemnify or contact in advance to indemnify any person not specified in Section 2 of this Article who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in Section 2.

4.
The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by any such person in any such capacity or arising from his status as such, whether or not the Corporation would have power to indemnify him against such liability under the provisions of this Article.

5.
In the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominees shall select such special legal counsel.

6.
The provisions of this Article VI shall be applicable to all actions, claims, suits or proceedings, commenced after the adoption hereof, whether arising from any action taken or failure to act before or after such adoption. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based in any material respect on any alleged action or failure to act prior to such amendment, modification or repeal.

7.	Reference herein to Directors, officers, employees or agents shall include former Directors, officers, employees and agents and their respective heirs, executors and administrators.

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION
OF
VIRGINIA ELECTRIC AND POWER COMPANY

The name of the Corporation is Virginia Electric and Power Company (the “Corporation”).

1.    Paragraph 1(a) in Part II, Certain Definitions, of the Articles of Amendment to the Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company, relating to the designation of the October 1988 Series Money Market Cumulative Preferred Stock, as filed with the State Corporation Commission of the Commonwealth of Virginia on October 11, 1988 is hereby deleted in its entirety and replaced with the following:

(a) “‘AA’ Rate Multiple”, on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing rating of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

Prevailing Rating	Percentage
AA/Aa or Above	175%
A/A	200%
BBB/Baa	225%
Below BBB/Baa	250%

For purposes of this definition, the “prevailing rating” of the New Preferred shall be (i) AA/Aa or Above if the New Preferred has a rating of AA- or better by S&P and Aa3 or better by Moody’s or the equivalent of such ratings by such agencies or a substitute rating agency or substitute agencies selected as provided below, (ii) if not AA/Aa or Above, then A/A if the New Preferred has a rating of A- or better by S&P and A3 or better by Moody’s or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not AA/Aa or Above and not A/A, then BBB/Baa if the New Preferred has a rating of BBB- or better by S&P and Baa3 or better by Moody’s or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below and (iv) if not AA/Aa or Above, and not A/A and not BBB/Baa, then Below BBB/Baa. The Company shall take all reasonable action necessary to enable S&P and Moody’s to provide a rating for the shares of the New Preferred. If either S&P or Moody’s shall not make such a rating available, or neither S&P nor Moody’s shall make such a rating available, Lehman Brothers or its successor shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or two nationally recognized statistical rating organizations to act as substitute rating agency or substitute rating agencies, as the case may be, and the Corporation shall take all reasonable action to enable such rating agency or rating agencies to provide a rating or ratings for the New Preferred.

The foregoing amendment to the Corporation’s Articles of Incorporation was adopted on December 12, 2001.

The foregoing amendment was proposed by the Board of Directors and submitted to the shareholders in accordance with the Virginia Stock Corporation Act. Adoption of the amendment required the approval of each class of stock of the Corporation and the approval by the holders of the October 1988 Series Money Market Cumulative Preferred Stock. The designation, number of outstanding shares and the number of votes entitled to be cast are set forth below.

Description	Shares Outstanding	Votes Entitled to be Cast	Undisputed Votes Cast For
Common Stock	171,484	171,484	171,484
Preferred Stock	4,896,130	4,896,130	2,607,087
October 1988 Series Money Market Cumulative Preferred Stock	750,000	750,000	396,000

The number of undisputed votes cast for the amendment was sufficient for approval of the amendment.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed by Patricia A. Wilkerson, its authorized officer, on December 12, 2001.

VI	RGINIA ELECTRIC AND POWER COMPANY

By	: /s/ PATRICIA A. WILKERSON

Patricia A. Wilkerson
Vice President and Corporate Secretary

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION
OF
VIRGINIA ELECTRIC AND POWER COMPANY

The name of the Corporation is Virginia Electric and Power Company (the “Corporation”).

2.    Paragraph 1(a) in Part II, Certain Definitions, of the Articles of Amendment to the Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company, relating to the designation of the June 1989 Series Money Market Cumulative Preferred Stock, as filed with the State Corporation Commission of the Commonwealth of Virginia on June 16, 1989 is hereby deleted in its entirety and replaced with the following:

(a) “‘AA’ Rate Multiple”, on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing rating of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

Prevailing Rating	Percentage
AA/Aa or Above	175%
A/A	200%
BBB/Baa	225%
Below BBB/Baa	250%

For purposes of this definition, the “prevailing rating” of the New Preferred shall be (i) AA/Aa or Above if the New Preferred has a rating of AA- or better by S&P and Aa3 or better by Moody’s or the equivalent of such ratings by such agencies or a substitute rating agency or substitute agencies selected as provided below, (ii) if not AA/Aa or Above, then A/A if the New Preferred has a rating of A- or better by S&P and A3 or better by Moody’s or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not AA/Aa or Above and not A/A, then BBB/Baa if the New Preferred has a rating of BBB- or better by S&P and Baa3 or better by Moody’s or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below and (iv) if not AA/Aa or Above, and not A/A and not BBB/Baa, then Below BBB/Baa. The Company shall take all reasonable action necessary to enable S&P and Moody’s to provide a rating for the shares of the New Preferred. If either S&P or Moody’s shall not make such a rating available, or neither S&P nor Moody’s shall make such a rating available, Lehman Brothers or its successor shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or two nationally recognized statistical rating organizations to act as substitute rating agency or substitute rating agencies, as the case may be, and the Corporation shall take all reasonable action to enable such rating agency or rating agencies to provide a rating or ratings for the New Preferred.

The foregoing amendment to the Corporation’s Articles of Incorporation was adopted on December 12, 2001.

The foregoing amendment was proposed by the Board of Directors and submitted to the shareholders in accordance with the Virginia Stock Corporation Act. Adoption of the amendment required the approval of each class of stock of the Corporation and the approval by the holders of the June 1989 Series Money Market Cumulative Preferred Stock. The designation, number of outstanding shares and the number of votes entitled to be cast are set forth below.

Description	Shares Outstanding	Votes Entitled to be Cast	Undisputed Votes Cast For
Common Stock	171,484	171,484	171,484
Preferred Stock	4,896,130	4,896,130	2,607,207
June 1989 Series Money Market	750,000	750,000	509,000
Cumulative Preferred Stock

The number of undisputed votes cast for the amendment was sufficient for approval of the amendment.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed by Patricia A. Wilkerson, its authorized officer, on December 12, 2001.

VI	RGINIA ELECTRIC AND POWER COMPANY

By	: /s/ PATRICIA A. WILKERSON

Patricia A. Wilkerson
Vice President and Corporate Secretary

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION
OF
VIRGINIA ELECTRIC AND POWER COMPANY

The name of the Corporation is Virginia Electric and Power Company (the “Corporation”).

3.    Paragraph 1(a) in Part II, Certain Definitions, of the Articles of Amendment to the Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company, relating to the designation of the September 1992B Series Auction Market Preferred Stock, as filed with the State Corporation Commission of the Commonwealth of Virginia on September 14, 1992 is hereby deleted in its entirety and replaced with the following:

(a) “‘AA’ Rate Multiple”, on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing rating of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

Prevailing Rating	Percentage
AA/Aa or Above	175%
A/A	200%
BBB/Baa	225%
Below BBB/Baa	250%

For purposes of this definition, the “prevailing rating” of the New Preferred shall be (i) AA/Aa or Above if the New Preferred has a rating of AA- or better by S&P and Aa3 or better by Moody’s or the equivalent of such ratings by such agencies or a substitute rating agency or substitute agencies selected as provided below, (ii) if not AA/Aa or Above, then A/A if the New Preferred has a rating of A- or better by S&P and A3 or better by Moody’s or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not AA/Aa or Above and not A/A, then BBB/Baa if the New Preferred has a rating of BBB- or better by S&P and Baa3 or better by Moody’s or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below and (iv) if not AA/Aa or Above, and not A/A and not BBB/Baa, then Below BBB/Baa. The Company shall take all reasonable action necessary to enable S&P and Moody’s to provide a rating for the shares of the New Preferred. If either S&P or Moody’s shall not make such a rating available, or neither S&P nor Moody’s shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith, Incorporated or its successor shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or two nationally recognized statistical rating organizations to act as substitute rating agency or substitute rating agencies, as the case may be, and the Corporation shall take all reasonable action to enable such rating agency or rating agencies to provide a rating or ratings for the New Preferred.

The foregoing amendment to the Corporation’s Articles of Incorporation was adopted on December 12, 2001.

The foregoing amendment was proposed by the Board of Directors and submitted to the shareholders in accordance with the Virginia Stock Corporation Act. Adoption of the amendment required the approval of each class of stock of the Corporation and the approval by the holders of the September 1992B Series Auction Market Preferred Stock. The designation, number of outstanding shares and the number of votes entitled to be cast are set forth below.

Description	Shares Outstanding	Votes Entitled to be Cast	Undisputed Votes Cast For
Common Stock	171,484	171,484	171,484
Preferred Stock	4,896,130	4,896,130	2,607,081
September 1992B Series Auction Market Preferred Stock	500,000	500,000	405,000

The number of undisputed votes cast for the amendment was sufficient for approval of the amendment.

 IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed by Patricia A. Wilkerson, its authorized officer, on December 12, 2001.

VI	RGINIA ELECTRIC AND POWER COMPANY

By	: /s/ PATRICIA A. WILKERSON

Patricia A. Wilkerson
Vice President and Corporate Secretary

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION
OF
VIRGINIA ELECTRIC AND POWER COMPANY

The name of the Corporation is Virginia Electric and Power Company (the “Corporation”).

4.    Paragraph 1(a) in Part II, Certain Definitions, of the Articles of Amendment to the Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company, relating to the designation of the September 1992A Series Auction Market Preferred Stock, as filed with the State Corporation Commission of the Commonwealth of Virginia on September 14, 1992 is hereby deleted in its entirety and replaced with the following:

(a) “‘AA’ Rate Multiple”, on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing rating of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

Prevailing Rating	Percentage
AA/Aa or Above	175%
A/A	200%
BBB/Baa	225%
Below BBB/Baa	250%

For purposes of this definition, the “prevailing rating” of the New Preferred shall be (i) AA/Aa or Above if the New Preferred has a rating of AA- or better by S&P and Aa3 or better by Moody’s or the equivalent of such ratings by such agencies or a substitute rating agency or substitute agencies selected as provided below, (ii) if not AA/Aa or Above, then A/A if the New Preferred has a rating of A- or better by S&P and A3 or better by Moody’s or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not AA/Aa or Above and not A/A, then BBB/Baa if the New Preferred has a rating of BBB- or better by S&P and Baa3 or better by Moody’s or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below and (iv) if not AA/Aa or Above, and not A/A and not BBB/Baa, then Below BBB/Baa. The Company shall take all reasonable action necessary to enable S&P and Moody’s to provide a rating for the shares of the New Preferred. If either S&P or Moody’s shall not make such a rating available, or neither S&P nor Moody’s shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith, Incorporated or its successor shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or two nationally recognized statistical rating organizations to act as substitute rating agency or substitute rating agencies, as the case may be, and the Corporation shall take all reasonable action to enable such rating agency or rating agencies to provide a rating or ratings for the New Preferred.

The foregoing amendment to the Corporation’s Articles of Incorporation was adopted on December 18, 2001.

The foregoing amendment was proposed by the Board of Directors and submitted to the shareholders in accordance with the Virginia Stock Corporation Act. Adoption of the amendment required the approval of each class of stock of the Corporation and the approval by the holders of the September 1992 A Series Auction Market Preferred Stock. The designation, number of outstanding shares and the number of votes entitled to be cast are set forth below.

Description	Shares Outstanding	Votes Entitled to be Cast	Undisputed Votes Cast For
Common Stock	171,484	171,484	171,484
Preferred Stock	4,896,130	4,896,130	2,505,597
September 1992A Series Auction Market Preferred Stock	500,000	500,000	295,000

The number of undisputed votes cast for the amendment was sufficient for approval of the amendment.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed by Henry C. Riely, its authorized officer, on December 18, 2001.

VIRGINIA ELECTRIC AND POWER COMPANY

BY:	/s/ Henry C. Riely

Henry C. Riely Assistant Corporate Secretary